UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 4, 2005
                                                ______________________________


                          Banknorth Group, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



          Maine                      001-31251                  01-0437984
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
______________________________________________________________________________
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
           -----------------------------------------------------------

     This Form 8-K is being filed to comply with the SEC requirement that notice of a blackout period under the Banknorth Group, Inc. ("Banknorth") 401(k) Plan (the "Plan") be given to Banknorth's directors and executive officers and also be furnished to the SEC under cover of a Form 8-K. During the blackout period, participants in the Banknorth 401(k) Plan will be unable to direct or diversify investments in the Banknorth Common Stock Fund or the Banknorth Stock Liquidity Fund. The purpose of the blackout period is to allow the plan administrator to process the exchange of Banknorth common stock for the merger consideration pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of August 25, 2004, between Banknorth and The Toronto-Dominion Bank.

     Banknorth is notifying its directors and executive officers of trading restrictions in securities of Banknorth during the blackout period. The notice being sent to directors and executive officers of Banknorth on February 4, 2005 is included as Exhibit 99.1 hereto.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     ---------           -----------

     99.1 Notice sent to directors and executive officers of Banknorth on February 4, 2005





















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BANKNORTH GROUP, INC.


                               By: /s/ Peter J. Verrill
                                   ------------------------------
                                   Name:   Peter J. Verrill
                                   Title:  Senior Executive Vice President and
                                            Chief Operating Officer

Date:  February 4, 2005




























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